Subsequent event	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent event	Subsequent event
On December 18, 2025, the Company entered into a Share Purchase Agreement (the “IMC Purchase Agreement”) to acquire 100% of the voting shares and business of DCL Corp Pty Ltd and Iron Hire Pty Ltd., together referred to as Iron Mine Contracting (“IMC”), a privately owned Western Australia diversified mining services contractor.
Pursuant to the IMC Purchase Agreement, IMC shareholders will receive upfront cash consideration determined based on a formula leveraging IMC’s equity book value, subject to certain post-closing adjustments, as well as deferred consideration in the form of a seller takeback financing payable, and contingent consideration.
The acquisition is valued at approximately $125 million in Canadian dollars. The estimated upfront payment of approximately $40 million will be funded by the Company’s existing revolving credit facility. In addition, NACG plans to assume secured equipment financing of $45 million. The remaining $40 million of consideration will be settled through structured earn-out and deferred payment mechanisms payable to the vendors over the next four years.
The transaction is subject to customary closing conditions, including approval by the Australian Competition and Consumer Commission under section 51ABX of the Competition and Consumer Act 2010. The transaction is expected to close early in the second quarter of 2026. The estimate of the financial effect, including the fair value of consideration transferred and the allocation to the acquired assets and assumed liabilities, is pending on the closing date and a formal valuation process. The preliminary purchase price allocation will be determined following the closing date.
The acquisition of IMC is a strategic extension of the Company’s client base into the Western Australia market, with a strong commodity market presence including base metals, precious metals and critical and rare earth minerals.
In 2025, the Company incurred $475 of acquisition-related costs for this acquisition. These expenses are included in general and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, 2025. To date, the Company has incurred an additional $322 of acquisition-related costs subsequent to December 31, 2025.